EXHIBIT 99.1
                               NOTEHOLDERS REPORT

                        CRUSADE GLOBAL TRUST NO.1 OF 2003

                        COUPON PERIOD ENDING 19 JULY 2004

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USD Notes
---------
                         FV Outstanding     Bond Factor   Coupon Rate   Coupon Payments     Principal      Charge
                              (USD)                                          (USD)       Payments (USD)  Offs (USD)
                         --------------     -----------   -----------   ---------------  --------------  ----------

Class A Notes            615,593,214.04      58.627925%      1.35000%      2,301,307.20   58,782,521.09       0.00
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

                         FV Outstanding     Bond Factor   Coupon Rate   Coupon Payments     Principal    Charge
                              (AUD)                                          (AUD)       Payments (AUD)  Offs (AUD)
                         --------------     -----------   -----------   ---------------  --------------  ----------

Class B Notes             26,000,000.00     100.000000%      6.18000%        400,599.45           0.00        0.00
Class C Notes              9,000,000.00     100.000000%      6.38000%        143,156.71           0.00        0.00
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



                                                                      30-Jun-04
POOL SUMMARY                                                              AUD
------------                                                      --------------
Outstanding Balance - Variable Rate Housing Loans                   875,147,710
Outstanding Balance - Fixed Rate Loans                              193,491,216
Number of Loans                                                           7,166
Weighted Average Current LVR                                             61.66%
Average Loan Size                                                       149,126
Weighted Average Seasoning                                              30 mths
Weighted Average Term to Maturity                                      274 mths


PRINCIPAL COLLECTIONS                                                    AUD
---------------------                                            --------------
Scheduled Principal Payments                                       7,712,144.39
Unscheduled Principal Payments                                    98,020,180.41
Redraws                                                            7,351,536.37

Principal Collections                                             98,380,788.43


TOTAL AVAILABLE PRINCIPAL                                               AUD
-------------------------                                        --------------

Principal Collections                                             98,380,788.43
Principal Charge Offs                                                      0.00
Pay Back of Principal Draw                                                 0.00
Total Available Principal                                         98,380,788.43

Principal Distributed                                             98,380,788.43
Principal Retained                                                         0.00


TOTAL AVAILABLE FUNDS                                                  AUD
---------------------                                            --------------
Available Income                                                  21,577,341.46
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             21,577,341.46


REDRAW & LIQUIDITY FACILITIES                                          AUD
-----------------------------                                   ---------------

Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00



CPR
----                                        Apr-04      May-04     Jun-04
                       1 mth CPR            26.64%      25.09%     29.68%

Arrears
-------                     % of pool
                           (by number)
31 - 59 days                  0.21%
60 - 89 days                  0.02%
90+ days                      0.03%
Defaults                       Nil
Losses                         Nil